U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: October 31, 2006


                             TECH LABORATORIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         New Jersey                     000-27592                22-1436279
____________________________      _____________________      ___________________
(State or other jurisdiction      (Commission file no.)         (IRS Employer
     of Incorporation)                                       Identification No.)


                                 Harbour Centre
                              18851 NE 29th Avenue
                                    Suite 306
                             Aventura, Florida 32180
                    ________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


RESIGNATION OF DIRECTOR

     On October 31, 2006, the board of directors of Tech Laboratories, Inc., a corporation organized under the laws of the State of New Jersey (the "Company"), accepted the resignation of Michael Abri as a member of the board of directors effective October 31, 2006.

APPOINTMENT OF DIRECTOR TO BOARD OF DIRECTORS

     On October 31, 2006, the board of directors of Tech Laboratories, Inc., a corporation organized under the laws of the State of New Jersey (the "Company"), pursuant to written unanimous consent, appointed Craig Press as a member to the board of directors of the Company effective as of October 31, 2006.

     From 1996 to the present, Mr. Press has been the vice president and head of operations for Georal International, Corp. and AJR International, Ltd., both located in Whitestone, New York. His responsibilities include the oversight and management of day to day operations of both company's employees, its sales, marketing, public relations and construction, of all of the company's products and services. Additionally, he is responsible for the day to day operations of the company's California facility and its personnel as well. Mr. Press also maintains control of the company's contacts with federal, state and municipal organizations as well as major real estate, banking and industrial corporations. Mr. Press is also a security consultant for anti-terrorism perimeter security, employee entrance and egress, fire, building and safety codes and negotiates all labor contracts with the New York City unions with which his company interacts.

     As of the date of this Report, the Company does not have any contractual arrangements with Mr. Press.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TECH LABORATORIES, INC.


Date: November 3, 2006                 By: /s/ DONNA SILVERMAN
                                           _____________________________________
                                               Donna Silverman
                                               President/Chief Executive Officer